SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
   [ ]     Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [x]     Definitive Proxy Statement
   [ ]     Definitive Additional Materials
   [ ]     Soliciting Material Pursuant to section 240.14a-11(c) or
           section 240.14a-12

                             Transact International Inc.
                             ---------------------------
                 (Name of Registrant as Specified In Its Charter)
                 -----------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.
[ ]     $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)  Title of each class of securities to which transaction applies:
            _____________________________________________
        2)  Aggregate number of securities to which transaction applies:
            _____________________________________________
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            _____________________________________________
        4)  Proposed maximum aggregate value of transaction:
            _____________________________________________
        5)  Total fee paid:
            _____________________________________________

[  ]  Fee paid previously with preliminary materials.
[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)  Amount Previously Paid:
          _____________________
      2)  Form, Schedule or Registration Statement No.:
          _____________________
      3)  Filing Party:
          _____________________
      4)  Date Filed:
          _____________________

                          TRANSACT INTERNATIONAL INC.
                               20 THORNDAL CIRCLE
                           DARIEN, CONNECTICUT  06820

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 11, 1995

                                                            August 31, 1995

 TO ALL HOLDERS OF COMMON SHARES:

      The Annual Meeting of Stockholders of Transact International Inc., a Connecticut corporation ("Transact"), will be held at Transact's corporate offices, 20 Thorndal Circle, Darien, Connecticut 06820, on Wednesday, October 11, 1995 at 10:00 A.M. Eastern time, for the following purposes:

 1. To elect a Board of Directors consisting of six persons, each for a term of one year;

 2. To ratify the appointment of independent public accountants for 1996; and

 3. To transact such other business as may properly come before the meeting, or any adjournments thereof.

      The holders of the outstanding Common Stock, no par value, of Transact as of the close of business on August 18, 1995 will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

      IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON OR IF YOU WISH TO VOTE BY PROXY, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD FOR THE SHARES HELD BY YOU AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE
 MEETING YOU MAY VOTE IN PERSON OR BY PROXY.


                                          By order of the Board of Directors


                                          /s/ FRANK B. CARDER
                                          FRANK B. CARDER
                                          CHAIRMAN OF THE BOARD

                               PROXY STATEMENT
                     FOR ANNUAL MEETING OF STOCKHOLDERS
                              OCTOBER 11, 1995

                                INTRODUCTION

     GENERAL. This Proxy Statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of Transact International Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company to be held on Wednesday, October 11, 1995 at 10:00 A.M. Eastern time and at any adjournments thereof (the "Meeting"), at the Company's principal executive offices at 20 Thorndal Circle, Darien, Connecticut 06820.

     The approximate date on which this Proxy Statement and the enclosed form of proxy are first being sent to stockholders is August 31, 1995.

     REVOCABILITY OF PROXY. A stockholder may revoke an executed proxy at any time prior to its exercise by delivering to the Company a written notice of revocation or by receipt by the Company of a later dated proxy, or by attending the Meeting and voting in person. Unless revoked, the shares of the Company's Common Stock, no par value (the "Common Stock"), represented by proxies will be voted in accordance with the directions given therein. If no direction is given, the shares of the Common Stock represented by such proxy will be voted FOR the proposals set forth in this Proxy Statement.

     SOLICITATION OF PROXIES. The Company will bear the cost of the solicitation of proxies by the Board of Directors for use in connection with the Meeting. In addition to the use of the mails, proxies may be solicited by officers and regular employees of the Company, personally, by telephone or telegraph, and the Company may reimburse persons holding shares in their names or those of their nominees for any expenses incurred in connection with the transmittal of solicitation material to their principals. The Company has retained the Registrar and Transfer Company to assist it in the solicitation of proxies for a fee not to exceed $8,000.00, which fee includes the expenses and disbursements of that firm.

     VOTING SECURITIES. The Board of Directors has set the close of business on August 18, 1995 as the record date for determining the stockholders to whom this Proxy Statement and the enclosed form of proxy shall be sent, and for determining the stockholders permitted to vote at the Meeting. On the record date, 6,123,235 shares of the Common Stock were outstanding. Each share of the Company's Common Stock entitles the holder thereof to one vote on each proposal and no votes may be cumulated. The enclosed form of proxy provides stockholders with an opportunity to direct the proxies named thereon to vote in connection with the proposals described in this Proxy Statement. Unless otherwise noted in this Proxy Statement, all matters to come before the meeting that are listed on the Notice of Annual Meeting require the affirmative vote of a majority of those shares, present in person or by proxy and voting at the Annual Meeting, to be adopted, assuming that a quorum is present. A majority of the outstanding shares entitled to vote must be present in person or represented by proxy at the Annual Meeting to constitute a quorum. Abstentions and broker non-votes will be treated as shares which are present and entitled to vote for purposes of determining a quorum but those shares will not be treated as having been voted for purposes of determining the approval of any matter submitted to stockholders for a vote.

                        ITEM 1: ELECTION OF DIRECTORS

     NOMINEES. The Company's Board of Directors consists of six persons, each of whom is elected at the Annual Meeting of Stockholders for a one-year term and until his successor has been duly elected and has qualified or until his earlier death, resignation or removal. Each of the following nominees currently serves as a director of the Company:

     Messrs.  Frank B. Carder              John E. McConnaughy, Jr.
              Axel Coelln                  John K. McQuade
              Bruno S. Frassetto           Randall W. Sweeney

     It is not anticipated that any of the foregoing nominees will be unavailable to serve as a director of the Company. In the event that any nominee should become unavailable to serve for any reason, however, the persons named in the enclosed form of proxy reserve the right to substitute another of their choice as nominee in his place or to vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with the Company's Certificate of Incorporation and By-Laws.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE FOREGOING NOMINEES, AND UNLESS A STOCKHOLDER GIVES INSTRUCTIONS ON THE ENCLOSED FORM OF PROXY TO THE CONTRARY, PROPERLY EXECUTED PROXIES WILL BE VOTED FOR THE FOREGOING NOMINEES.

          INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

     The information and figures provided below are provided on the basis of information furnished to the Company by the named individuals. Said individuals owned the shares set forth beneficially and of record and had sole voting and investment power with respect to such shares. The figures exclude an aggregate of 9,000 shares held by members of the immediate families of the directors and executive officers, as to which such directors and officers disclaim beneficial ownership.

               NOMINEES FOR ELECTION FOR THE TERM ENDING 1996
- ------------------------------------------------------------------------------
     FRANK B. CARDER                                       Director Since 1980
     Chairman of the Board                                        Age 71
     Transact International Inc.
           Mr. Carder has served as Chairman of the Board of the Company since April 21, 1995. From November 7, 1980 to April 20, 1995 he was President of the Company.
           Shares of Common Stock owned as of July 20, 1995: 1,034,299
           Percent of Class:  16.9%
- ------------------------------------------------------------------------------
      BRUNO S. FRASSETTO                                   Director Since 1980
      President                                                   Age 69
      Transact International Inc.
           Mr. Frassetto has served as President of the Company since April 21, 1995. From November 7, 1980 to April 20, 1995 he was Executive Vice President and Secretary of the Company.
           Shares of Common Stock owned as of July 20, 1995: 960,000
           Percent of Class:  15.7%
- ------------------------------------------------------------------------------
      JOHN E. McCONNAUGHY, JR.                             Director since 1978
      Retired Chairman of the Board, Chief Executive Officer      Age 66
      GEO International Corporation
           Mr. McConnaughy retired as Chairman of the Board and Chief Executive Officer of GEO International Corporation ("GEO") on October 1, 1992.
      Prior to his retirement, he had been Chairman and CEO of GEO since 1981. He is a director of GEO, Mego Corporation, Pantipec Corporation, DeVlieg Bullard Corp., Riddell Sports Inc., Disease Protection International
      Inc., Enviropur Waste Refining and Technology Inc. and Oxigene Inc.
           Shares of Common Stock owned as of July 20, 1995: 11,000
           Percent of Class: less than 1%
- ------------------------------------------------------------------------------
      JOHN K. McQUADE                                      Director Since 1991
      Financial Consultant                                        Age 53
           Mr. McQuade is currently self-employed as a financial consultant.
      Mr. McQuade served as Chief Operating Officer of Entex Information Services, Inc. from March 1992 to August 1992 and Chief Financial Officer from August 1992 to January 1993. Previously he served as Senior Vice President of Finance of EMCOR Inc., a multinational technical service company for facility, information, energy and environmental systems, since 1986.
           Shares of Common Stock owned as of July 20, 1995: 10,000
           Percent of Class:  less than 1%
- ------------------------------------------------------------------------------
      RANDALL W. SWEENEY                                   Director Since 1993
      President                                                   Age 46
      R.W. Sweeney & Associates, Inc.
           Mr. Sweeney has served as President of R.W. Sweeney & Associates, Inc., a consulting firm for government contractors, since 1981 and has served as a member of the Ohio Board of Tax Appeals since 1984. In addition, Mr. Sweeney is Vice President of Marketing and Contract Administration for Ferrotherm Company, a Cleveland-based manufacturer of turbine engine parts and components.
           Shares of Common Stock owned as of July 20, 1995: 10,000
           Percent of Class:  less than 1%
- ------------------------------------------------------------------------------
      AXEL COELLN                                          Director Since 1995
      Executive Vice President                                    Age 50
      Transact International Inc.
           Mr. Coelln was appointed Executive Vice President and a member of the board of directors on April 21, 1995.  From January 27, 1984 to April 20, 1995 Mr. Coelln served as Vice President of the Company.
           Shares of Common Stock owned as of July 20 1995:  11,000
           Percent of Class:  less than 1%
           The 11,000 shares shown for Mr. Coelln may be acquired within 60 days of July 20, 1995 upon his exercise of the stock options granted to him by the Company.
- ------------------------------------------------------------------------------

      EXECUTIVE OFFICERS. The executive officers of, and their ages and respective positions with, the Company are as set forth below:

        NAME                 POSITION                                 AGE

        Frank B. Carder      Chairman of the Board and Director       71
        Bruno S. Frassetto   President and Director                   69
        Axel Coelln          Executive Vice President and Director    50

     OTHER INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS. As of July 12, 1995, all of the Company's directors and executive officers as a group (6 persons) beneficially owned 2,036,299 shares, or approximately 33.3% of the outstanding Common Stock, including shares which such directors and officers may acquire within 60 days upon the exercise of options. Each director and officer has sole voting and investment power over the shares reported. The shares reported exclude an aggregate of 9,000 shares held by members of the immediate families of the directors and officer as to which beneficial ownership is disclaimed.

     No director, executive officer or nominee has any family relationship to any other director, executive officer or nominee.

     Officers of the Company are elected by the Board of Directors generally at the meeting of said Board immediately following each Annual Meeting of Stockholders of the Company. Each officer serves until the meeting of the Board of Directors following the next Annual Meeting of Stockholders, subject to his earlier resignation, removal or death, and until his successor has been duly elected and has qualified.

     Each Director who is not an employee of the Company receives an annual fee of $7,000 for attending meetings of, and serving on, the Board of Directors. In addition to the $7,000 annual fee on April 21, 1995 the three outside members of the Board, Messrs. Sweeney, McConnaughy and McQuade were awarded 10,000 restricted shares of the Company's Common Stock for services rendered in fiscal 1995. The fair market value of each share was $.10 thereby compensating each of the three outside members of the Board an additional $1,000. No additional amounts are payable for committee participation or special assignments.

     In addition, Messrs. McQuade and Sweeney were paid $27,375 and $17,545, respectively, for consulting services performed for the Company in the fiscal year ended April 30, 1995.

     During 1994, Frank B. Carder, Chairman of the Board and director of the Company and Bruno S. Frassetto, President and director of the Company, each gave collateral having a value of $50,000 in support of the Company's bonding requirements. Neither of Messrs. Carder nor Frassetto received any consideration from the Company for the delivery of such collateral. In 1995 upon completion of the project for which a surety bond had been issued, the collateral of Mr. Carder and Mr. Frassetto was released and returned to them by the bonding company.

     During fiscal 1995 Bruno S. Frassetto, President and a director of the Company received two interest free advances from the Company aggregating $45,000. These advances are to be paid to the Company in fiscal 1996 at the rate of $5,000 per month for nine months.

     Each of Messrs. Sweeney and McQuade was late in filing his Form 3, "Initial Statement of Beneficial Ownership" under the Securities Exchange Act of 1934.

     COMMITTEES OF THE BOARD OF DIRECTORS. The Audit Committee of the Board of Directors is comprised of Messrs. McQuade and McConnaughy. The principal functions of this Committee are to recommend to the Board of Directors the independent public accounting firm that will conduct the annual audit of the Company's accounts, to review the nature and scope of the audit, and to review the financial organization and accounting practices of the Company. The Audit Committee held one meeting during the fiscal year ended April 30, 1995.

     The Board of Directors has no nominating or compensation committee.

     During the fiscal year ended April 30, 1995, the Board of Directors held one meeting. All directors attended at least 75% of the total number of meetings of the Board of Directors and of committees on which they served.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT. To the best knowledge of the Company based on a review of information filed with the Securities and Exchange Commission and the Company's stock records, the following table presents information as of July 20, 1995 with respect to the beneficial ownership of the Common Stock of: (i) all persons known to the Company to be the beneficial owner of more than 5% of any class of such securities; (ii) the directors and nominees of the Company; (iii) the executive officers named in the Summary Compensation Table; and (iv) all directors and executive officers of the Company as a group.


 Name and Address of Beneficial     Amount and Nature of       Percent of
              Owner                 Beneficial Ownership(1)      Class
- -------------------------------     ------------------------   ----------

 Frank B. Carder                         1,034,299 shares          16.9%
 28 Hamilton Lane
 Darien, Connecticut 06820

 Bruno S. Frassetto                        960,000 shares          15.7%
 386 June Road
 Stamford, Connecticut 06903

 Donald G. Stiles                          675,000 shares          11.0%
 5540 North Ocean Drive
 Apt. 11A
 Rivera Beach, Florida 33404

 Axel Coelln                                11,000 shares(2)   less than 1%
 105 Harbor Drive #139
 Stamford, Connecticut 06905

 John E. McConnaughy, Jr.                   11,000 shares      less than 1%
 JEMC Corp.
 1011 High Ridge Road
 Stamford, CT  06905

 John K. McQuade                            10,000 shares      less than 1%
 109 Mustato Road
 Katonah, New York 10536

 Randall W. Sweeney                         10,000 shares      less than 1%
 R. W. Sweeney & Associates, Inc.
 1057 Woodglen Road
 Westerville, Ohio 43081

 All directors and executive             2,036,299 shares(3)     33.3%
 officers as a group (six)

     (1) Each of the named individuals owned the shares included in the table beneficially and of record and had sole voting and investment power with respect to such shares. The figures shown in the table exclude an aggregate of 9,000 shares held by members of the immediate families of the directors and executive officers. The directors and executive officers disclaim beneficial ownership of such shares.

     (2) The 11,000 shares shown for Mr. Coelln may be acquired within 60 days of July 20, 1995 upon his exercise of the stock options granted to him by the Company.

     (3) Includes all shares listed above, including the 11,000 shares subject to options which are exercisable within 60 days of July 20, 1995.

                           EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE. The following table summarizes all compensation paid to the Company's Chairman of the Board and to all of the Company's executive officers other than the Chairman of the Board for services rendered in all capacities to the Company for fiscal years ended April 30, 1995, 1994 and 1993, respectively. Perquisites, personal benefits and other compensation paid to each named officer are not disclosed below as they aggregate less than the minimum disclosure levels.

                                                Annual Compensation
                                             --------------------------
                                      Fiscal               All Other
 Name and Principal Position          Year      Salary    Compensation*
- --------------------------------      ------    ------    -------------

 Frank B. Carder                      1995     $ 84,100     7,959.00
 Director, Chairman of the Board      1994     $131,218     7,128.48
                                      1993     $125,000     8,481.24

 Bruno S. Frassetto                   1995     $108,850    11,151.00
 Director, President                  1994     $153,218     5,808.48
                                      1993     $135,000     9,081.24

 Axel Coelln                          1995     $160,311     9,507.48
 Director, Executive Vice President   1994     $170,730     9,846.88
                                      1993     $148,000     8,887.88

     *Amounts represent Company contributions to Transact's 401(k) Profit Sharing Plan and its Money Purchase Pension Plan.

     STOCK OPTIONS. During the fiscal year ended April 30, 1995 no stock options were granted to any of the executive officers named in the Summary Compensation Table and no stock options were exercised during this period.

     The following table sets forth information regarding the total number of unexercised stock options and the value of unexercised options at April 30, 1995 for Mr. Coelln. Mr. Coelln is the only executive officer named in the Summary Compensation Table to whom stock options have been granted and remain outstanding and exercisable under the Company's 1978 Employees' Stock Option Plan.

                           Number of                 Value of Unexercised
                    Unexercised Options at                 In-the-Money
                        Fiscal Year-End             Options at Fiscal Year-End

     Name       Exercisable   Unexercisable                Exercisable
- ------------    --------------------------------------------------------------
 Axel Coelln       11,000           -                         $0.00

     EXECUTIVE EMPLOYMENT CONTRACTS. The three executive officers of the Company named in the Summary Compensation Table, Frank B. Carder, Bruno S. Frassetto and Axel Coelln, have employment contracts with the Company. The following table summarizes the terms and conditions of these contracts:

 Executive           Commencement Date  Length of Contract             Annual Salary **  Special Benefits  Benefit Value
                     of Contract

 Frank B. Carder     August 1, 1991     Three years, automatically     $165,000          Death benefit     $165,000
                                        extended for additional one                      during term
                                        year periods
 Bruno S. Frassetto  August 1, 1991     Three years, automatically     $165,000          Death benefit     $165,000
                                        extended for additional one                      during term
                                        year periods
 Axel Coelln         June 24, 1991      Four years, automatically      $157,830          -                 -
                                        extended for additional one
                                        year periods

     ** The annual salary is reviewed each year and may be modified as the Company and the executive may agree.

     In addition, pursuant to the terms of their respective employment agreements each of Messrs. Carder, Frassetto and Coelln will receive one year's salary upon termination of employment by the Company.

     As a result of the Company's operating conditions, Messrs. Carder and Frassetto have agreed to be paid less than the salary specified in their respective employment agreements for the fiscal years ended April 30, 1995, 1994 and 1993.

                  ITEM 2:  RATIFICATION OF THE APPOINTMENT
                                     OF
                       INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP has audited the financial statements of the Company since fiscal year 1991. The selection of Deloitte & Touche LLP to audit the Company's financial statements for its fiscal year ending April 30, 1996, has been recommended by the Audit Committee of the Board of Directors and approved by the Board of Directors. A representative of Deloitte & Touche LLP is expected to be present at the Meeting and will have an opportunity to make a statement if desired and to answer any appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR ITS FISCAL YEAR ENDING APRIL 30, 1996, AND UNLESS A STOCKHOLDER GIVES INSTRUCTIONS ON THE ENCLOSED FORM OF PROXY TO THE CONTRARY, PROPERLY EXECUTED PROXIES WILL BE VOTED FOR SUCH RATIFICATION.

                           ITEM 3:  OTHER BUSINESS

     The Company's Board of Directors does not intend to present, and has no knowledge that others intend to present, any matter of business at the Meeting other than that set forth in this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders. In the event that other matters are properly raised at the Meeting, however, it is the intention of the persons named in the enclosed form of proxy to vote any proxies in accordance with their best judgment.

                       1996 PROPOSALS OF STOCKHOLDERS

     Any eligible shareholder of the Company intending to present a proposal at the 1996 Annual Meeting of Stockholders must submit proposals to the Company at its principal office 20 Thorndal Circle, Darien, Connecticut 06820 by May 6, 1996 to be eligible for inclusion in the Company's Proxy Statement and form of proxy relating to such Annual Meeting.

                           ANNUAL REPORT AND 10-K

     A copy of the Company's 1995 Annual Report to Stockholders is attached hereto. A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended April 30, 1995 may be obtained (except for exhibits) without charge by written request to Bonnie W. Halpin, Manager of Administration, Transact International Inc., 20 Thorndal Circle, Darien, Connecticut 06820. Copies of said Annual Report on Form 10-KSB will not include the exhibits thereto, but will include a list describing the exhibits not included, copies of which will be available at a cost of one dollar per copy.

 PROXY                                                           APPENDIX A

 [X] PLEASE MARK VOTES                 Proxy for Annual Meeting of Stockholders
    AS IN THIS EXAMPLE                        TRANSACT INTERNATIONAL INC.

                         THIS PROXY IS SOLICITED ON BEHALF OF
                                THE BOARD OF DIRECTORS
                              TRANSACT INTERNATIONAL INC.

 Bonnie Halpin and Deborah McCarthy, or either of them with power of substitution, are hereby authorized to represent the undersigned and to vote all shares of the Common Stock of Transact International Inc. ("Transact") held by the undersigned at the Annual Meeting of Stockholders to be held at the corporate offices of Transact International Inc., 20 Thorndal Circle, Darien, Connecticut 06820, at 10:00 A.M., Eastern time, on October 11, 1995 and at any adjournments thereof, on the following matters:

 A Vote FOR is Recommended by the Board of Directors

 (1) Election of a Board of directors of    For    Withhold    For All Except
     Transact consisting of the folowing    [ ]      [ ]             [ ]
     six persons:

     Frank B. Carder       Axel Coelln
     Bruno S. Frassetto    John E. McConnaughy, Jr.
     John K. McQuade       Randall W. Sweeney

 INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

 -----------------------------------------------------------------------------

 (2) Proposal to ratify the appointment        For      Against      Abstain
     of Deloitte & Touche LLP as the           [ ]        [ ]          [ ]
     independent public accountants of
     Transact for the fiscal year ended
     April 30, 1996.

 (3) IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

 THE SHARES REPRESENTED BY THIS PROXY, IF PROPERLY SIGNED, WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. IF NO CHOICE IS MADE BY THE UNDERSIGNED, THIS PROXY WILL VE VOTED FOR ITEMS (1) AND (2).

 The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.

 (This Proxy should be signed exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title as such. In the case of joint ownership, each joint owner should sign.)

 Please be sure to sign and date this Proxy in the box below.


 ------------------------------------
 Date


 -------------------------------------------------------------
 Stockholder sign above -- Co-holder (if any) sign above




================================================================================
     Detach above card, sign, date and mail in postage paid envelope provided
                             TRANSACT INTERNATIONAL INC.

                                 PLEASE ACT PROMPTLY
                       SIGN, DATE & MAIL YOUR PROXY CARD TODAY